SECURITIES AND EXCHANGE COMMISSION
                   	Washington, D.C.  20549




                          	FORM 8-K
                       	CURRENT REPORT

             	Pursuant to Section 13 or 15(d) of the
                 	Securities Exchange Act of 1934



Date of Report (date of earliest event reported):  August 10, 1998



                          HON INDUSTRIES Inc.
      	(Exact name of registrant as specified in its charter)



          IOWA                     0-2648          42-0617510
(State or other jurisdiction   (Commission)      (IRS Employer
      of incorporation)         File Number)   Identification No.)

 414 East Third Street, P.O. Box 1109,              52761-7109
 Muscatine, Iowa                                    (Zip Code)
(Address of principal executive offices)



Registrant's telephone number, including area code: (319) 264-7400



	(Former name or former address, if changed since last report)

ITEM 5.  Other Events.

On August 10, 1998, the Board of Directors of HON INDUSTRIES
Inc. (the "Company") declared a dividend distribution of one right (a "Right") for each share of common stock, par value $1.00 per share (the "Common Shares"), of the Company outstanding at the close of business on August 20, 1998 (the "Record Date"), pursuant to the terms of a Rights Agreement, dated as of August 13, 1998 (the "Rights Agreement"), between the Company and Harris Trust and Savings Bank, as Rights Agent. The Rights Agreement also provides, subject to specified exceptions and limitations, that Common Shares issued or delivered from the Company's treasury after the Record Date will be entitled to and accompanied by Rights. The Rights are in all respects subject to and governed by the provisions of the Rights Agreement, a copy of which (including all exhibits thereto) is filed as Exhibit 4.1 hereto and incorporated herein by this reference. A summary description of the Rights is set forth in Exhibit C to the Rights Agreement.

ITEM 7.  Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired:  N/A

(b)	Pro Forma Financial Information:  None

(c)	Exhibits:

Exhibit
Number	      Exhibit

4.1		        Rights Agreement (including a Form of Statement of
             Resolution as Exhibit A thereto, a Form of Right
             Certificate as Exhibit B thereto and a Summary of Rights to Purchase Preferred Stock as Exhibit C thereto), incorporated by reference to Exhibit 4.1 to the Company's Registration Statement on Form 8A filed on August 14, 1998

99.1		       Form of letter to stockholders, dated August 19,
             1998, incorporated by reference to Exhibit 99.1 to the Company's Registration Statement on Form 8A filed on August 14, 1998

99.2		       Press release, dated August 13, 1998

                        	SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                              HON INDUSTRIES Inc.



                              By  /s/ James I. Johnson
                                 James I. Johnson
                                 Vice President, General Counsel
                                  and Secretary

Dated: August 14, 1998

                      	INDEX TO EXHIBITS


Exhibit
Number       Exhibit

4.1 Rights Agreement (including a Form of Statement of Resolution as Exhibit A thereto, a Form of Right Certificate as Exhibit B thereto and a Summary of Rights to Purchase Preferred Stock as Exhibit C thereto), incorporated by reference to Exhibit 4.1 to the Company's Registration Statement on Form 8A filed on August 14, 1998

99.1 Form of letter to stockholders, dated August 19, 1998, incorporated by reference to Exhibit 99.1 to the Company's Registration Statement on Form 8A filed on August 14, 1998

99.2         Press release, dated August 13, 1998